EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		April 1, 2005 to April 30, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$123,900,746
Monthly Profit (Loss):	$(25,714,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Thomas M. Lane
Its:	Senior Vice President and Treasurer
Signature	/s/Thomas M. Lane
Date	May 31, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		April 1, 2005 to April 30, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$106,091

Cost of sales	103,737

Gross profit	2,354

Selling and administrative expenses
Selling expense	4,350
Warehousing and shipping	5,701
Advertising	482
Division administrative expense	1,128
MIS expense	1,636
Corporate administrative expense	1,414

Total selling and administrative expense	14,711

Restructuring and impairment charge	350
Fixed asset impairment charge	-

Profit / (loss) from operations	(12,707)

Interest expense
Interest expense - outside	8,409
Capitalized interest expense	-
Interest expense - intercompany	668
Interest income	5
Interest income - intercompany	-

Net interest expense	9,072

Other expense
Miscellaneous	326
Royalties - intercompany	1,807
Transaction gain/loss	-

Total other expense	2,133

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	329
Miscellaneous	44

Total other income	373

Net other expense	1,760

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(23,539)

Chapter 11 reorganization expenses	3,062

Income taxes (benefit)	(887)

Income (loss) before extraordinary item	(25,714)

Extraordinary item - net of taxes	-

Net income (loss)	$(25,714)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		April 1, 2005 to April 30, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 955	Senior Credit Facility	$ 438,208
Short-term investments	-	DIP Credit Agreement	54,389
Accounts receivable, net	166,664	Second Lien Facility	165,000
Total inventories	273,556	Accrued interest payable	2,234
Prepaid & other current assets	19,395	Accounts payable - trade	43,908
Total current assets	460,570	Accounts payable - intercompany	171,169
		Other payables and accrued liabilities	112,847
		Deferred income taxes	-
		Pension and other liabilities	147,622

Total investments & other assets	92,883	Total liabilities not subject to compromise	1,135,377

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	464,796	Deferred financing fees	(3,808)
		Accrued interest payable on Senior Notes	36,313
		Accounts payable	27,558
		Other payables and accrued liabilities	8,232
		Pension and other liabilities	15,474

		Total liabilities subject to compromise	1,083,769

		Total Liabilities	2,219,146

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	41,122
		Retained earnings (deficit)	(1,010,699)
		Minimum pension liability adjustment	(109,403)
		Other adjustments	1,129
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	(1,200,897)

TOTAL ASSETS	$ 1,018,249	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 1,018,249

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		April 1, 2005 to April 30, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(25,714)
Equity adjustments	722
Non-cash items
Depreciation and amortization expense	8,156
Gain/(Loss) on sale of assets	(329)
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable	23,100
Decrease / (increase) -- inventories	1,945
Decrease / (increase) -- other current assets	376
Decrease / (increase) -- other noncurrent assets and liabilities	334
Increase / (decrease) -- accounts payable (trade)	4,266
Increase / (decrease) -- accounts payable (intercompany)	(828)
Increase / (decrease) -- accrued liabilities	(6,760)
Increase / (decrease) -- accrued interest payable	1,431
Increase / (decrease) -- pension and other liabilities	989
Increase / (decrease) -- deferred federal income tax	(1,275)

Total Cash Flows from Operations	$6,413

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(1,446)
Transfers	1
Net proceeds from sale of assets	343

Total Cash Flows from Investing	$(1,102)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement and Sr. Credit Facility	(6,196)

Total Cash Flows from Financing	$(6,196)

Beginning Cash Balance	1,840
Change in Cash	(885)

Ending Cash Balance	$955

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		April 1, 2005 to April 30, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$24,449,319

Federal

Payroll taxes withheld	3,853,872	1,044,898	4/7/05
		972,336	4/14/05
		1,025,836	4/15/05
Employer payroll tax contributions incurred	1,818,089	952,620	4/21/05
		918,225	4/28/05
		516,934	4/29/05
		981,535	4/29/05

Total Federal Taxes (1)	$5,671,961	$6,412,384

State and Local

Payroll taxes withheld
Alabama SIT	378,088	470,465	4/29/05
Arkansas SIT	1,455	1,211	4/14/05
California SIT	1,199	1,540	4/20/05
Georgia SIT	59,910	60,572	4/27/05
Illinois SIT	479	570	4/28/05
Indiana SIT	4,825	12,263	4/18/05
Maine SIT	25,289	25,204	4/20/05
Minnesota SIT	1,654	1,647	4/20/05
Missouri SIT	402	398	4/28/05
New York SIT	59,611	58,592	4/20/05
North Carolina SIT	203,658	213,371	4/27/05
Pennsylvania SIT	205	204	4/14/05
Rhode Island SIT	185	146	4/14/05
South Carolina SIT	176,338	176,334	4/28/05
Virginia SIT	7,538	9,267	4/27/05
Delaware Co IN	128	-
Hancock Co IN	106	-
Hamilton Co IN	40	-
Henry Co IN	577	-
Johnson Co. IN	-	-
Madison Co IN	589	-
Marion Co IN	36	-
Washington Co IN	111	-
Randolph Co IN	-	-
Yonkers NY	10	10	4/20/05
Wayne Co IN	-	-
New York City	14,565	14,422	4/20/05
Opelika AL	5,507	17,648	4/28/05

Total Payroll taxes	942,505	1,063,864

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		April 1, 2005 to April 30, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Employer payroll tax contributions incurred
Alabama SUTA	214,387	1,345,579	4/29/05
Arkansas SUTA	85	364	4/29/05
California SUTA	-	2,170	4/29/05
Florida SUTA	1,297	76,203	4/29/05
Georgia SUTA	8,493	101,041	4/29/05
Illinois SUTA	-	2,158	4/29/05
Indiana SUTA	2,040	26,973	4/29/05
Maine SUTA	7,251	28,788	4/29/05
Minnesota SUTA	25	388	4/29/05
Missouri SUTA	-	-
Nevada SUTA	2,577	10,092	4/29/05
New York SUTA	1,228	63,737	4/29/05
North Carolina SUTA	216,370	904,353	4/29/05
Pennsylvania SUTA	-	236	4/29/05
Rhode Island SUTA	-	304	4/29/05
South Carolina SUTA	61,564	532,928	4/29/05
Texas SUTA	3	1,651	4/29/05
Virginia SUTA	824	99,169	4/29/05
Washington SUTA	60	835	4/29/05

Total Employer payroll tax contributions	516,204	3,196,969

Gross taxable amount for sales and use	3,961,321
Sales & Use taxes collected	150,450
Abbeville, Alabama		2,503	4/14/05
Alabama City/County (Greenville & Butler County)		9,926	4/20/05
Alabama Regulation A		10,646	4/20/05
Alabama Sales		1,960	4/20/05
Alabama Use		40,267	4/20/05
Alatax (Abbeville, Opelika, Valley, Chambers Co., Henry Co, Lee Co)		11,279	4/14/05
Arkansas		13	4/14/05
California		148	4/28/05
Florida		21,152	4/20/05
Georgia		234	4/20/05
Indiana (Daleville)		16	4/28/05
Indiana (Middletown)		195	4/14/05
Nevada		43	4/28/05
New York		10,181	4/14/05
North Carolina		12,821	4/11/05
North Carolina		11,983	4/25/05
South Carolina		16,160	4/20/05
Texas		405	4/14/05
Virginia Sales		348	4/14/05
Virginia Use		164	4/14/05
Washington Use		6	4/21/05

Total Sales & Use taxes paid		150,450
Property taxes		1,259
Other taxes		66,526

Total State and Local (1)	1,609,099	4,479,068

Total Taxes	$ 7,281,060	$10,891,452

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		April 1, 2005 to April 30, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$2,461,198
Monthly Profit (Loss):	$1,159,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Thomas M. Lane
Its:	Vice President and Treasurer
Signature	/s/Thomas M. Lane
Date	May 31, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		April 1, 2005 to April 30, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$2,550

Cost of sales	2,689

Gross profit	(139)

Selling and administrative expenses
Selling expense	3
Warehousing and shipping	164
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	410

Total selling and administrative expense	577

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(716)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	1
Interest income - intercompany	755

Net interest expense	(756)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-

Total other expense	190

Other income
Royalties - intercompany	1,934
Affiliate Income	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	1,934

Net other expense	(1,744)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	1,784

Chapter 11 reorganization expenses	-

Income taxes (benefit)	625

Income (loss) before extraordinary item	1,159

Extraordinary item - net of taxes	-

Net income (loss)	$1,159

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		April 1, 2005 to April 30, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$174	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	28,218	Accrued interest payable	-
Total inventories	7,261	Accounts payable - trade	379
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	35,653	Other payables and accrued liabilities	6,994
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	9,447	Total liabilities not subject to compromise	7,373

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	11,590	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,438
		Other payables and accrued liabilities	-
		Pension and other liabilities	3,445

		Total liabilities subject to compromise	4,883

		Total Liabilities	12,256

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	(26,126)
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	44,434

TOTAL ASSETS	$56,690	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$56,690

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		April 1, 2005 to April 30, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$1,159
Non-cash items
Depreciation and amortization expense	140
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	1,898
Decrease / (increase) -- inventories	(622)
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase / (decrease) -- accounts payable (trade)	(217)
Increase / (decrease) -- accounts payable (intercompany)	-
Increase / (decrease) -- accrued liabilities	(2,359)
Increase / (decrease) -- accrued interest payable	-
Increase / (decrease) -- pension and other liabilities	-
Increase / (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$(1)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Transfers	(1)
Net proceeds from sale of assets	-

Total Cash Flows from Investing	$(1)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	$-

Beginning Cash Balance	$176
Change in Cash	(2)

Ending Cash Balance	$174

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		April 1, 2005 to April 30, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred

Federal

Payroll taxes withheld
Employer payroll tax contributions incurred

Total Federal Taxes (1)	$-	-

State and Local

Payroll taxes withheld	$-
Employer payroll tax contributions incurred
Nevada

Gross taxable sales	56,873
Sales & Use taxes collected	2,844
Maine		2,844	4/14/05
Property taxes
Other taxes

Total State and Local (1)	2,844	2,844

Total Taxes	$2,844	$2,844

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		April 1, 2005 to April 30, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$-
Monthly Profit (Loss):	$-

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Thomas M. Lane
Its:	Vice President and Treasurer
Signature	/s/Thomas M. Lane
Date	May 31, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		April 1, 2005 to April 30, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-

Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		April 1, 2005 to April 30, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,749	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	113,446

TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		April 1, 2005 to April 30, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$-
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	-

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	-

Beginning Cash Balance	-
Change in Cash	-

Ending Cash Balance	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		April 1, 2005 to April 30, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

N/A -- No taxes paid

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$-

Federal

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-

Total Federal Taxes	-

State and Local

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-

Total State and Local	-

Total Taxes	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		April 1, 2005 to April 30, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$2,123
Monthly Profit (Loss):	$190,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Thomas M. Lane
Its:	Vice President and Treasurer
Signature	/s/Thomas M. Lane
Date	May 31, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		April 1, 2005 to April 30, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	3
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	3

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(3)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	106

Net interest expense	(106)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	190

Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	293

Chapter 11 reorganization expenses	-

Income taxes (benefit)	103

Income (loss) before extraordinary item	190

Extraordinary item - net of taxes	-

Net income (loss)	$190

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		April 1, 2005 to April 30, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$22	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	17,853	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	17,875	Other payables and accrued liabilities	198
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	198

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	198

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	17,675
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	17,677

TOTAL ASSETS	$17,875	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$17,875

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		April 1, 2005 to April 30, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$190
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(87)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	(93)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	10

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	-

Beginning Cash Balance	12
Change in Cash	10

Ending Cash Balance	$22

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		April 1, 2005 to April 30, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

N/A -- No taxes paid

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred

Federal

Payroll taxes withheld
Employer payroll tax contributions incurred

Total Federal Taxes (1)	-	-

State and Local

Payroll taxes withheld	$-	$-
Employer payroll tax contributions incurred
Nevada
Gross taxable sales
Sales & Use taxes collected
Property taxes
Other taxes

Total State and Local (1)	-	-

Total Taxes	$-	-

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		April 1, 2005 to April 30, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$4,129,544
Monthly Profit (Loss):	$(457,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Thomas M. Lane
Its:	Vice President and Treasurer
Signature	/s/Thomas M. Lane
Date	May 31, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		April 1, 2005 to April 30, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$6,796

Cost of sales	4,150

Gross profit	2,646

Selling and administrative expenses
Selling expense	2,186
Warehousing and shipping	246
Advertising	234
Division administrative expense	316
MIS expense	68
Corporate administrative expense	106

Total selling and administrative expense	3,156

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(510)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	193
Interest income	-
Interest income - intercompany	-

Net interest expense	193

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(703)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(246)

Income (loss) before extraordinary item	(457)

Extraordinary item - net of taxes	-

Net income (loss)	$(457)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		April 1, 2005 to April 30, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$1,146	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	108	Long-term debt classified as current	-
Accounts receivable - intercompany	2,029	Accrued interest payable	-
Total inventories	20,586	Accounts payable - trade	515
Prepaid & other current assets	807	Accounts payable - intercompany	-
Total current assets	24,676	Other payables and accrued liabilities	2,623
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	3,138

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,293	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,677
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	1,677

		Total Liabilities	4,815

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	6,198
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	22,154

TOTAL ASSETS	$26,969	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$26,969

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		April 1, 2005 to April 30, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(457)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	58
Changes in Assets and Liabilities
Decrease (increase) -- accounts receivable (customers)	32
Decrease (increase) -- accounts receivable (intercompany)	239
Decrease (increase) -- inventories	(1,154)
Decrease (increase) -- other current assets	(5)
Decrease (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	119
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	689
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$(479)

Cash Flows from Investing
Decrease / (increase) -- short term investments
Capital expenditures	(6)
Transfers
Net proceeds from sale of assets

Total Cash Flows from Investing	$(6)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement

Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,631
Change in Cash	(485)

Ending Cash Balance	$1,146

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		April 1, 2005 to April 30, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$823,819

Federal

Payroll taxes withheld	138,208	80,031	4/6/05
		20,223	4/13/05
		81,221	4/20/05
Employer payroll tax contributions incurred	63,610	21,006	4/27/05
		17,530	4/29/05

Total Federal Taxes (1)	201,818	220,011

State and Local

Amount of payroll taxes withheld
Alabama SIT	3,248	3,742	4/29/05
California SIT	644	669	4/6/05
Connecticut SIT	294	319	4/14/05
Georgia SIT	11,176	11,439	4/27/05
Massachusetts SIT	802	896	4/29/05
Minnesota SIT	803	828	4/27/05
Michigan SIT	1,149	1,313	4/14/05
New York SIT	1,189	1,195	4/5/05
North Carolina SIT	1,913	1,906	4/27/05
Oregon SIT	1,000	1,060	4/27/05
Pennsylvania SIT	548	688	4/28/05
South Carolina SIT	844	898	4/27/05
Utah SIT	760	912	4/14/05
Virginia SIT	789	872	4/14/05
Lancaster PA	126	500	4/28/05

Total Payroll taxes	25,285	27,237
Amount of employer payroll tax contributions incurred
Alabama SUTA	1,067	5,025	4/29/05
California SUTA	1,144	5,614	4/29/05
Connecticut SUTA	711	2,122	4/29/05
Florida SUTA	2,292	11,707	4/29/05
Georgia SUTA	3,113	17,674	4/29/05
Massachusetts SUTA	327	1,332	4/29/05
Minnesota SUTA	642	2,022	4/29/05
Michigan SUTA	334	1,355	4/29/05
New York SUTA	1,141	5,030	4/29/05
North Carolina SUTA	654	2,174	4/29/05
Oregon SUTA	385	1,450	4/29/05
Pennsylvania SUTA	334	2,148	4/29/05
South Carolina SUTA	140	778	4/29/05
Tennessee SUTA	331	1,916	4/29/05
Texas SUTA	753	3,079	4/29/05
Utah SUTA	57	262	4/29/05
Virginia SUTA	364	1,345	4/29/05

Total Employer payroll tax contributions	13,789	65,033

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		April 1, 2005 to April 30, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Gross taxable sales	5,323,668
Sales & Use taxes collected	382,397
Alabama - City of Foley		5,070	4/20/05
Alabama Sales		23,978	4/20/05
Alabama Use		144	4/20/05
Alatax (Bessemer, Boaz, Valley, Chambers Co., Marshall Co)		8,139	4/14/05
Baldwin County Alabama		6,823	4/14/05
California		33,466	5/2/05
Connecticut		4,989	5/2/05
Florida		55,020	4/20/05
Georgia		57,864	4/20/05
Massachusetts		4,960	4/20/05
Michigan		14,348	4/14/05
Minnesota		7,024	4/20/05
New York		26,092	4/25/05
North Carolina		14,107	4/11/05
North Carolina		8,155	4/25/05
Pennsylvania		5,801	4/20/05
South Carolina		8,150	4/20/05
Tennessee (P.Forge, Lebanon, Interstate Sales)		19,468	4/20/05
Texas		53,545	4/20/05
Utah		10,621	5/2/05
Virginia Interstate Sales		169	4/14/05
Virginia Williamsburg		14,464	4/20/05

Total Sales & Use taxes paid		382,397
Property taxes
Other taxes		8,172

Total State and Local (1)	421,471	482,839

Total Taxes	$623,289	$702,850

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager